Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

In connection with the Annual Report of I-many, Inc., (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of I-many, Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ A. LEIGH POWELL
A. Leigh Powell
Chairman, Chief Executive Officer and President (principal executive officer)

March 15, 2005

/S/ KEVIN M. HARRIS
Kevin M. Harris
Chief Financial Officer and Treasurer (principal financial and accounting officer)

March 15, 2005